Exhibit 99.1
                                                                    ------------

                                THE MORTGAGE POOL

GENERAL

     The pool of mortgage loans (the "Mortgage Pool") will consist of approximately 8,252 conventional, one- to four-family, adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on residential real properties (the "Mortgaged Properties") and having an aggregate principal balance as of December 1, 1999 (the "Cut-off Date") of approximately $798,362,627 after application of scheduled payments due on or before the Cut-off Date whether or not received. The Mortgage Loans have original terms to maturity of not greater than 30 years from the date on which the first payment was made on each Mortgage Loan.

     References to percentages of the Mortgage Loans, unless otherwise noted, are calculated based on the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

     The "Mortgage Rate" on each Mortgage Loan is the per annum rate of interest specified in the related mortgage note. Each Mortgage Loan provides for semi-annual adjustment to its Mortgage Rate; provided, however, that the rate adjusts after an initial period of approximately three years. In connection with each Mortgage Rate adjustment, the Mortgage Loans have and for corresponding adjustments to their monthly payment amounts, in each case on each applicable adjustment date (each such date, an "Adjustment Date"). On each Adjustment Date, the Mortgage Rate on each Mortgage Loan will be adjusted to equal the sum, rounded to the nearest multiple of 0.125%, of the Index (as described below) and a fixed percentage amount (the "Gross Margin") for that Mortgage Loan specified in the related Mortgage Note; provided, however, that with respect to all of the Mortgage Loans, the Mortgage Rate on each Mortgage Loan, will generally increase or decrease by no more than 1.00% per annum on any related Adjustment Date (the "Periodic Rate Cap"), as provided in the related Mortgage Note, on any related Adjustment Date and will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Notwithstanding the foregoing, the Mortgage Loans generally have a Periodic Rate Cap of 3.00%, specified in the related Mortgage Note, for their first Adjustment Date. Effective with the first monthly payment due on each Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of that Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index, calculated as described herein, and the related Gross Margin. See "--The Index" herein. None of the Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

     The Mortgage Loans have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan will contain a customary "due-on-sale" clause which provides that the Mortgage Loan must be repaid at the time of sale of the related Mortgaged Property or assumed by a creditworthy purchaser of the related Mortgaged Property.

     Approximately 67.13% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date provide for payment by the mortgagor of a prepayment charge (a "Prepayment Charge") on certain voluntary prepayments in full.

   None of the Mortgage Loans are Buydown Mortgage Loans.

   The average principal balance of the Mortgage Loans at origination was approximately $96,972. No Mortgage Loan had a principal balance at origination greater than approximately $604,000 or less than approximately $11,700. The average principal balance of the Mortgage Loans as of the Cut-off Date was approximately $96,748. No Mortgage Loan had a principal balance as of the Cut-off Date greater than approximately $602,807 or less than approximately $11,580.

   The Mortgage Loans had Mortgage Rates as of the Cut-off Date ranging from approximately 7.500% per annum to approximately 16.000% per annum, and the weighted average Mortgage Rate was approximately 9.622% per annum. As of the Cut-off Date, the Mortgage Loans had Gross Margins ranging from approximately 3.750% to approximately 7.125%, Minimum Mortgage Rates ranging from approximately 7.500% per annum to approximately 16.000% per annum and Maximum Mortgage Rates ranging from approximately 13.500% per annum to approximately 22.000% per annum. As of the Cutoff Date, the weighted average Gross Margin was approximately 6.474%, the weighted average Minimum Mortgage Rate was approximately 9.622% per annum and the weighted average Maximum Mortgage Rate was approximately 15.622% per annum. The latest first Adjustment Date following the Cut-off Date on any Mortgage Loan occurs in January 2003 and the weighted average next Adjustment Date for all of the Mortgage Loans following the Cut-off Date is July 2002.

   The weighted average loan-to-value ratio at origination of the Mortgage Loans was approximately 74.251%. At origination, no Mortgage Loan had a loan-to-value ratio greater than approximately 90.00% or less than approximately 11.76%.

   The weighted average remaining term to stated maturity of the Mortgage Loans was approximately 28 years and 11 months as of the Cut-off Date. None of the Mortgage Loans will have a first Due Date prior to November 1998 or after February 2000, or will have a remaining term to stated maturity of less than 14 years and 3 months or greater than 30 years as of the Cut-off Date. The latest maturity date of any Mortgage Loan is January 2030.

   The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

             PRINCIPAL BALANCES OF THE MORTGAGE LOANS AT ORIGINATION

                                                                   % OF
                                 NUMBER   AGGREGATE ORIGINAL  AGGREGATE ORIGINAL
      RANGE ($)                 OF LOANS  PRINCIPAL BALANCE   PRINCIPAL BALANCE
      ---------                 --------  ------------------  ------------------
      0.01 -  50,000.00.......   1,988     $ 70,610,645.00           8.82%
 50,000.01 - 100,000.00.......   3,347      242,809,569.00          30.34
100,000.01 - 150,000.00.......   1,568      189,893,895.00          23.73
150,000.01 - 200,000.00.......     707      122,264,007.00          15.28
200,000.01 - 250,000.00.......     358       80,662,570.00          10.08
250,000.01 - 300,000.00.......     130       35,550,305.00           4.44
300,000.01 - 350,000.00.......      71       22,860,850.00           2.86
350,000.01 - 400,000.00.......      31       11,554,873.00           1.44
400,000.01 - 450,000.00.......      27       11,616,738.00           1.45
450,000.01 - 500,000.00.......      23       11,203,749.00           1.40
550,000.01 - 600,000.00.......       1          585,000.00           0.07
600,000.01 - 650,000.00.......       1          604,000.00           0.08
                                 -----      --------------         ------
  Total........................  8,252     $800,216,201.00         100.00%
                                 =====      ==============         ======



         PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE

                                               AGGREGATE        % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                  NUMBER   OUTSTANDING AS OF   OUTSTANDING AS OF
      RANGE ($)                  OF LOANS  THE CUT-OFF DATE    THE CUT-OFF DATE
      ---------                  --------  -----------------   -----------------
      0.01 -  50,000.00.......... 2,005     $ 71,213,393.30           8.92%
 50,000.01 - 100,000.00.......... 3,339      242,315,072.66          30.35
100,000.01 - 150,000.00.......... 1,559      188,587,762.43          23.62
150,000.01 - 200,000.00..........   707      122,004,316.64          15.28
200,000.01 - 250,000.00..........   358       80,485,789.08          10.08
250,000.01 - 300,000.00..........   130       35,476,485.74           4.44
300,000.01 - 350,000.00..........    71       22,794,833.33           2.86
350,000.01 - 400,000.00..........    31       11,526,588.17           1.44
400,000.01 - 450,000.00..........    27       11,591,315.42           1.45
450,000.01 - 500,000.00..........    23       11,179,872.11           1.40
550,000.01 - 600,000.00..........     1          584,391.11           0.07
600,000.01 - 650,000.00..........     1          602,806.66           0.08
                                  -----      --------------         ------
  Total.......................... 8,252     $798,362,626.65         100.00%
                                  =====      ==============         ======

               MORTGAGE RATES OF THE MORTGAGE LOANS AT ORIGINATION

                                               AGGREGATE        % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                  NUMBER   OUTSTANDING AS OF   OUTSTANDING AS OF
MORTGAGE RATE(%)                 OF LOANS  THE CUT-OFF DATE    THE CUT-OFF DATE
----------------                 --------  -----------------   -----------------
7.500  - 7.999................       551    $ 77,268,918.86           9.68%
8.000  - 8.499................       405      52,408,200.45           6.56
8.500  - 8.999................     1,329     165,097,385.31          20.68
9.000  - 9.499................       683      78,950,602.77           9.89
9.500  - 9.999................     1,593     160,162,197.23          20.06
10.000 - 10.499...............       686      60,443,711.69           7.57
10.500 - 10.999...............     1,402     109,550,061.38          13.72
11.000 - 11.499...............       450      30,119,617.59           3.77
11.500 - 11.999...............       418      27,036,866.91           3.39
12.000 - 12.499...............       173       8,745,188.08           1.10
12.500 - 12.999...............       263      13,461,123.54           1.69
13.000 - 13.499...............        86       4,246,997.04           0.53
13.500 - 13.999...............       119       6,030,770.01           0.76
14.000 - 14.499...............        43       2,077,307.40           0.26
14.500 - 14.999...............        35       1,666,296.03           0.21
15.000 - 15.499...............        14         974,039.81           0.12
15.500 - 15.999...............         2         123,342.55           0.02
                                   -----     --------------         ------
     Total....................     8,252    $798,362,626.65         100.00%
                                   =====     ==============         ======




           MORTGAGE RATES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE

                                               AGGREGATE        % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                  NUMBER   OUTSTANDING AS OF   OUTSTANDING AS OF
MORTGAGE RATE(%)                 OF LOANS  THE CUT-OFF DATE    THE CUT-OFF DATE
----------------                 --------  -----------------   -----------------
7.500  - 7.999..................    551     $ 77,268,918.86           9.68%
8.000  - 8.499..................    405       52,408,200.45           6.56
8.500  - 8.999..................  1,329      165,097,385.31          20.68
9.000  - 9.499..................    683       78,950,602.77           9.89
9.500  - 9.999..................  1,593      160,162,197.23          20.06
10.000 - 10.499.................    686       60,443,711.69           7.57
10.500 - 10.999.................  1,402      109,550,061.38          13.72
11.000 - 11.499.................    450       30,119,617.59           3.77
11.500 - 11.999.................    418       27,036,866.91           3.39
12.000 - 12.499.................    173        8,745,188.08           1.10
12.500 - 12.999.................    263       13,461,123.54           1.69
13.000 - 13.499.................     86        4,246,997.04           0.53
13.500 - 13.999.................    119        6,030,770.01           0.76
14.000 - 14.499.................     43        2,077,307.40           0.26
14.500 - 14.999.................     35        1,666,296.03           0.21
15.000 - 15.499.................     14          974,039.81           0.12
15.500 - 15.999.................      2          123,342.55           0.02
                                  -----      --------------         ------
     Total......................  8,252     $798,362,626.65         100.00%
                                  =====      ==============         ======

                  MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS

                                               AGGREGATE        % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
  MAXIMUM                         NUMBER   OUTSTANDING AS OF   OUTSTANDING AS OF
MORTGAGE RATE(%)                 OF LOANS  THE CUT-OFF DATE    THE CUT-OFF DATE
----------------                 --------  -----------------   -----------------
13.500 - 13.999................     551     $ 77,268,918.86           9.68%
14.000 - 14.499................     405       52,408,200.45           6.56
14.500 - 14.999................   1,329      165,097,385.31          20.68
15.000 - 15.499................     683       78,950,602.77           9.89
15.500 - 15.999................   1,593      160,162,197.23          20.06
16.000 - 16.499................     686       60,443,711.69           7.57
16.500 - 16.999................   1,402      109,550,061.38          13.72
17.000 - 17.499................     450       30,119,617.59           3.77
17.500 - 17.999................     418       27,036,866.91           3.39
18.000 - 18.499................     173        8,745,188.08           1.10
18.500 - 18.999................     263       13,461,123.54           1.69
19.000 - 19.499................      86        4,246,997.04           0.53
19.500 - 19.999................     119        6,030,770.01           0.76
20.000 - 20.499................      43        2,077,307.40           0.26
20.500 - 20.999................      35        1,666,296.03           0.21
21.000 - 21.499................      14          974,039.81           0.12
21.500 - 21.999................       2          123,342.55           0.02
                                  -----      --------------         ------
     Total.....................   8,252     $798,362,626.65         100.00%
                                  =====      ==============         ======



                  MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS

                                               AGGREGATE        % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
  MINIMUM                         NUMBER   OUTSTANDING AS OF   OUTSTANDING AS OF
MORTGAGE RATE(%)                 OF LOANS  THE CUT-OFF DATE    THE CUT-OFF DATE
----------------                 --------  -----------------   -----------------
7.500  - 7.999.................     551     $ 77,268,918.86           9.68%
8.000  - 8.499.................     405       52,408,200.45           6.56
8.500  - 8.999.................   1,329      165,097,385.31          20.68
9.000  - 9.499.................     683       78,950,602.77           9.89
9.500  - 9.999.................   1,593      160,162,197.23          20.06
10.000 - 10.499................     686       60,443,711.69           7.57
10.500 - 10.999................   1,402      109,550,061.38          13.72
11.000 - 11.499................     450       30,119,617.59           3.77
11.500 - 11.999................     418       27,036,866.91           3.39
12.000 - 12.499................     173        8,745,188.08           1.10
12.500 - 12.999................     263       13,461,123.54           1.69
13.000 - 13.499................      86        4,246,997.04           0.53
13.500 - 13.999................     119        6,030,770.01           0.76
14.000 - 14.499................      43        2,077,307.40           0.26
14.500 - 14.999................      35        1,666,296.03           0.21
15.000 - 15.499................      14          974,039.81           0.12
15.500 - 15.999................       2          123,342.55           0.02
                                  -----      --------------         ------
     Total.....................   8,252     $798,362,626.65         100.00%
                                  =====      ==============         ======

                       GROSS MARGINS OF THE MORTGAGE LOANS

                                               AGGREGATE        % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                  NUMBER   OUTSTANDING AS OF   OUTSTANDING AS OF
GROSS MARGIN (%)                 OF LOANS  THE CUT-OFF DATE    THE CUT-OFF DATE
---------------                  --------  -----------------   -----------------
3.750 - 3.999................        66     $  7,702,128.65           0.96%
4.000 - 4.249................        25        2,825,809.24           0.35
4.250 - 4.499................        16        1,533,560.83           0.19
4.500 - 4.749................        39        3,763,401.13           0.47
4.750 - 4.999................        11        1,070,534.22           0.13
5.000 - 5.249................        49        4,304,397.43           0.54
5.250 - 5.499................        14          707,103.05           0.09
5.500 - 5.749................       473       42,525,002.43           5.33
5.750 - 5.999................       143       11,293,329.26           1.41
6.000 - 6.249................       177       15,946,826.12           2.00
6.250 - 6.499................       261       25,421,944.68           3.18
6.500 - 6.749................     4,786      520,690,430.32          65.22
6.750 - 6.999................       364       31,194,662.63           3.91
7.000 - 7.249................     1,828      129,383,496.66          16.21
                                  -----      --------------         ------
     Total...................     8,252     $798,362,626.65         100.00%
                                  =====      ==============         ======




               ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS

                                               AGGREGATE        % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
 ORIGINAL                         NUMBER   OUTSTANDING AS OF   OUTSTANDING AS OF
LOAN-TO-VALUE RATIO(%)           OF LOANS  THE CUT-OFF DATE    THE CUT-OFF DATE
-----------------------------    --------  -----------------   -----------------
Less than or equal to 25.00..        29    $    945,323.03            0.12%
25.01 - 30.00................        45       2,118,169.91            0.27
30.01 - 35.00................        35       1,412,108.22            0.18
35.01 - 40.00................        60       2,863,163.06            0.36
40.01 - 45.00................       100       6,225,372.11            0.78
45.01 - 50.00................       163       9,915,376.88            1.24
50.01 - 55.00................       229      15,694,065.77            1.97
55.01 - 60.00................       695      48,843,318.49            6.12
60.01 - 65.00................       522      40,423,696.04            5.06
65.01 - 70.00................     1,170      96,857,459.79           12.13
70.01 - 75.00................     1,489     151,100,429.00           18.93
75.01 - 80.00................     3,047     337,873,904.43           42.32
80.01 - 85.00................       532      66,912,943.70            8.38
85.01 - 90.00................       136      17,177,296.22            2.15
                                  -----     --------------          ------
     Total...................     8,252    $798,362,626.65          100.00%
                                  =====     ==============          ======

               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

                                                AGGREGATE       % OF AGGREGATE
                                            PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                  NUMBER    OUTSTANDING AS OF  OUTSTANDING AS OF
LOCATION                         OF LOANS   THE CUT-OFF DATE   THE CUT-OFF DATE
--------                         --------   -----------------  -----------------
Alabama.......................      185     $ 10,871,341.15           1.36%
Alaska........................        4          537,382.76           0.07
Arizona.......................      169       14,299,801.09           1.79
Arkansas......................       31        1,493,351.54           0.19
California....................    1,193      188,146,868.61          23.57
Colorado......................      192       20,616,487.36           2.58
Connecticut...................      120       14,770,761.41           1.85
Delaware......................        4          256,170.49           0.03
District of Columbia..........       36        3,956,172.70           0.50
Florida.......................      642       51,547,457.00           6.46
Georgia.......................      181       16,423,265.87           2.06
Hawaii........................       28        4,812,584.06           0.60
Idaho.........................       25        1,943,973.85           0.24
Illinois......................      345       36,193,295.24           4.53
Indiana.......................      191       12,771,361.34           1.60
Iowa..........................       57        3,452,550.59           0.43
Kansas........................       35        2,386,231.59           0.30
Kentucky......................       45        2,716,760.16           0.34
Louisiana.....................       99        6,122,205.24           0.77
Maine.........................       11          815,337.98           0.10
Maryland......................      146       16,058,209.69           2.01
Massachusetts.................      264       33,583,708.35           4.21
Michigan......................      399       30,521,688.63           3.82
Minnesota.....................      300       29,667,736.01           3.72
Mississippi...................       13          605,578.12           0.08
Missouri......................      118        6,151,727.42           0.77
Montana.......................        2          138,485.35           0.02
Nebraska......................       48        3,361,107.14           0.42
Nevada........................       18        1,723,465.31           0.22
New Hampshire.................       51        4,793,589.96           0.60
New Jersey....................      321       37,596,149.87           4.71
New Mexico....................      107        8,416,137.73           1.05
New York......................      376       43,522,241.08           5.45
North Carolina................      178       12,007,442.55           1.50
North Dakota..................        1           24,426.24           0.00
Ohio..........................      293       19,591,884.51           2.45
Oklahoma......................       98        4,655,569.83           0.58
Oregon........................       59        6,164,230.85           0.77
Pennsylvania..................      401       30,798,606.57           3.86
Rhode Island..................       61        6,110,106.01           0.77
South Carolina................      115        6,591,266.10           0.83
South Dakota..................        2          132,896.59           0.02
Tennessee.....................      196       13,736,733.34           1.72
Texas.........................      647       42,835,113.83           5.37
Utah..........................      126       13,187,412.21           1.65
Vermont.......................       14        1,128,304.44           0.14
Washington....................      204       23,797,635.78           2.98
West Virginia.................       15          845,714.20           0.11
Wisconsin.....................       76        5,821,332.03           0.73
Wyoming.......................       10          660,766.88           0.08
                                  -----      --------------         ------

                                  8,252     $798,362,626.65         100.00%
     Total....................    =====      ==============         ======

                 MORTGAGED PROPERTY TYPES OF THE MORTGAGE LOANS

                                               AGGREGATE        % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                  NUMBER   OUTSTANDING AS OF   OUTSTANDING AS OF
PROPERTY TYPE                    OF LOANS  THE CUT-OFF DATE    THE CUT-OFF DATE
-------------                    --------  -----------------   -----------------
Single Family...................  7,005     $685,661,038.33          85.88%
Two- to Four-Family.............    468       50,771,906.30           6.36
Condominium.....................    191       20,158,538.84           2.53
Town House......................     64        4,871,687.63           0.61
Planned Unit Development........    167       20,059,958.23           2.51
Manufactured Housing............    357       16,839,497.32           2.11
                                  -----      --------------         ------

     Total......................  8,252     $798,362,626.65         100.00%
                                  =====      ==============         ======



            MORTGAGED PROPERTY OCCUPANCY STATUS OF THE MORTGAGE LOANS

                                               AGGREGATE        % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                  NUMBER   OUTSTANDING AS OF   OUTSTANDING AS OF
OCCUPANCY STATUS                 OF LOANS  THE CUT-OFF DATE    THE CUT-OFF DATE
----------------                 --------  -----------------   -----------------

Owner-Occupied..................  7,547     $752,016,208.83         94.19%
Non Owner Occupied..............    670       43,423,328.18          5.44
Second Home.....................     35        2,923,089.64          0.37
                                  -----      --------------        ------

          Total.................  8,252     $798,362,626.65        100.00%
                                  =====      ==============        ======


   The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.


                          PURPOSE OF THE MORTGAGE LOANS

                                               AGGREGATE        % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                  NUMBER   OUTSTANDING AS OF   OUTSTANDING AS OF
LOAN PURPOSE                     OF LOANS  THE CUT-OFF DATE    THE CUT-OFF DATE
------------                     --------  -----------------   -----------------
Purchase........................     80     $  9,604,776.44           1.20%
Equity-out Refinance............  4,037      341,058,219.73          42.72
Refinance.......................  4,135      447,699,630.48          56.08
                                  -----      --------------         ------
          Total.................  8,252     $798,362,626.65         100.00%
                                  =====      ==============         ======

                       LOAN PROGRAMS OF THE MORTGAGE LOANS

                                                     AGGREGATE        % OF AGGREGATE
                                                 PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                        NUMBER   OUTSTANDING AS OF   OUTSTANDING AS OF
LOAN PROGRAM                           OF LOANS  THE CUT-OFF DATE    THE CUT-OFF DATE
------------                           --------  -----------------   -----------------
Full Documentation Program.............  6,758    $635,360,465.67          79.58%
Fast Trac Documentation Program........    766      95,173,327.65          11.92
Stated Income Documentation Program....    728      67,828,833.33           8.50
                                         -----     --------------         ------
          Total........................  8,252    $798,362,626.65         100.00%
                                         =====     ==============         ======



                      RISK CATEGORIES OF THE MORTGAGE LOANS

                                               AGGREGATE        % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                  NUMBER   OUTSTANDING AS OF   OUTSTANDING AS OF
RISK CATEGORIES                  OF LOANS  THE CUT-OFF DATE    THE CUT-OFF DATE
---------------                  --------  -----------------   -----------------
AAA.............................    410     $ 45,664,627.44           5.72%
AA..............................    997      113,731,639.83          14.25
A...............................  2,542      269,555,768.37          33.76
B...............................  1,895      193,640,955.51          24.25
C...............................  1,898      139,581,341.92          17.48
D...............................    510       36,188,293.58           4.53
                                  -----     ---------------         ------

    Total.......................  8,252     $798,362,626.65         100.00%
                                  =====     ===============         ======



                  NEXT ADJUSTMENT DATES FOR THE MORTGAGE LOANS

                                               AGGREGATE        % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                  NUMBER   OUTSTANDING AS OF   OUTSTANDING AS OF
MONTH OF NEXT ADJUSTMENT DATE    OF LOANS  THE CUT-OFF DATE    THE CUT-OFF DATE
-----------------------------    --------  -----------------   -----------------
October 2001.................         1     $     96,094.25          0.01%
November 2001................         5          479,143.00          0.06
December 2001................         2          146,856.91          0.02
January 2002.................         1           88,881.04          0.01
March 2002...................        17        1,580,878.75          0.20
April 2002...................       277       23,080,251.77          2.89
May 2002.....................       641       63,260,456.53          7.92
June 2002....................     1,014      102,356,762.80         12.82
July 2002....................     1,437      137,746,205.45         17.25
August 2002..................     1,440      144,401,405.89         18.09
September 2002...............     2,645      252,148,127.18         31.58
October 2002.................        64        6,472,997.18          0.81
November 2002................       255       25,417,867.90          3.18
December 2002................       213       20,348,750.00          2.55
January 2003.................       240       20,737,948.00          2.60
                                  -----      --------------        ------
          Total..............     8,252     $798,362,626.65        100.00%
                                  =====      ==============        ======